                                   Exhibit 21

                           Subsidiaries of the Company

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                   SUBSIDIARIES OF A. SCHULMAN, INC. [UPDATE]

                                                                                   Jurisdiction
Name                                                                      of Incorporation/Organization
----                                                                      -----------------------------
A. Schulman Plastics, BVBA(11)                                                    Belgium
N.V. A. Schulman, S.A.(3)                                                         Belgium
A. Schulman, S.A.(3)                                                              France
A. Schulman Plastics, S.A.(3)                                                     France
Diffusion Plastique(4)                                                            France
A. Schulman GmbH(10)                                                              Germany
A. Schulman, Inc., Limited(3)                                                     United Kingdom
A. Schulman Canada Ltd.                                                           Ontario, Canada
Master Grip, Inc.                                                                 Ohio
Gulf Coast Plastics, Inc.                                                         Texas
A. Schulman AG(3)                                                                 Switzerland
ASI Investments Holding Co.                                                       Delaware
ASI Akron Land Co.                                                                Delaware
A. Schulman International, Inc.                                                   Delaware
A. Schulman de Mexico, S.A. de C.V.(5)                                            Mexico
ASI Employment, S.A. de C.V.(5)                                                   Mexico
AS Mex Hold, S.A. de C.V.(6)                                                      Mexico
Texas Polymer Services, Inc.                                                      Ohio
A. Schulman Polska Sp. z 0.0.(7)                                                  Poland
A. Schulman Plastics SpA(3)                                                       Italy
A. Schulman International Services N.V.(2)                                        Belgium
A. Schulman Hungary Kft.(7)                                                       Hungary
PT A. Schulman Plastics, Indonesia(8)                                             Indonesia
The Sunprene Company(9)                                                           Ohio
A. Schulman Plastics S.L.(1)                                                      Spain
A. Schulman Europe GmbH(3)                                                        Germany
A. Schulman Plastics (Dongguan) Ltd.(1)                                           China
A. Schulman Italia S.p.A.(3)                                                      Italy
A. Schulman S.ar.l et Cie SCS(12)                                                 Luxemburg
A. Schulman S.ar.l                                                                Luxemburg
A. Schulman Holdings S.ar.l(13)                                                   Luxemburg

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(1) Owned by A. Schulman Europe GmbH

(2) Owned by N.V.A. Schulman, S.A.

(3) Owned by A. Schulman Plastics, BVBA

(4) Owned by A. Schulman, S.A.

(5) Owned by AS MexHold, S.A. de C.V.

(6) Owned by A. Schulman International, Inc.

(7) Owned by A. Schulman GmbH

(8) 65% owned (in joint venture) by A. Schulman International, Inc.

(9) 70% owned (in partnership) by ASI Investments Holding Co.

(10) Owned 90% by A. Schulman Europe GmhH and 10% by A. Schulman, Inc.

(11) Owned by A. Schulman Holdings S.ar.l

(12) 99% owned by A. Schulman, Inc.  1% owned by A. Schulman S.ar.l

(13) Owned by A. Schulman S.ar.l